UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2020

Zyla Life Sciences

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	ZCOR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 27, 2020, Zyla Life Sciences (the “Company”) issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2019. A copy of that press release and the attached financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this Item 2.02 (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01	Other Events.

In its March 27, 2020 press release, the Company made the following statements regarding its proposed merger with Assertio Therapeutics, Inc.:

•	Mr. Smith’s statement: “We believe that these promising fourth quarter results reinforce the rationale for our recently announced proposed merger with Assertio Therapeutics. With our strong revenue-generating portfolio and Assertio’s complementary portfolio and cash position, together the proposed combined company should be well positioned to be a leading specialty pharmaceutical company focused on commercial excellence and growth.”

•	Under 2019 and Recent Highlights: Announced merger with Assertio Therapeutics on March 16, 2020 and created integration team to work toward proposed second quarter close.

SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS:

Statements included in this filing that are not historical in nature and contain the words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "predict," "project," "suggest," "target," "potential," "will," "would," "could," "should," "continue," "look forward to" and other similar expressions are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and are subject to known and unknown uncertainties and risks. Actual results could differ materially from those discussed due to a number of factors, including, but not limited to: our ability to continue as a going concern; the impact of our bankruptcy on our business going forward, including with regard to relationships with vendors and customers, employee attrition, and the costs and expenses resulting from our bankruptcy; the impact of our acquisition of five products from Iroko Pharmaceuticals, Inc., including our assumption of related liabilities, potential exposure to successor liability and credit risk of Iroko and its affiliates; our estimates regarding expenses, future revenues, capital requirements and needs for additional financing; our current and future indebtedness; our ability to maintain compliance with the covenants in our debt documents; the level of commercial success of our products; coverage of our products by payors and pharmacy benefit managers; our ability to execute on our sales and marketing strategy, including developing relationships with customers, physicians, payors and other constituencies; the rate and degree of market acceptance of any of our products; the success of competing products that are or become available; the entry of any generic products for any of our products, or any delay in or inability to reformulate SPRIX; recently enacted and future legislation and regulations regarding the healthcare system; the accuracy of our estimates of the size and characteristics of the potential markets for our products and our ability to serve those markets; our failure to recruit or retain key personnel, including our executive officers; obtaining and maintaining intellectual property protection for our products; our ability to operate our business without infringing the intellectual property rights of others; our ability to integrate and grow any businesses or products that we may acquire; the outcome of any litigation in which we are or may be involved; the risk that the conditions to the closing of the proposed merger with Assertio (the “Merger”) are not satisfied, including the risk that required stockholder approvals for the proposed Merger are not obtained; the occurrence of any event, change or other circumstances that either could give rise to the right to terminate the Agreement; the risk of litigation relating to the proposed Merger; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed Merger; risks related to disruption of management time from ongoing business operations due to the proposed Merger; unexpected costs, charges or expenses resulting from the proposed Merger; competitive responses to the proposed Merger and the impact of competitive services; certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transaction; potential adverse changes to business relationships resulting from the announcement or completion of the Merger; the combined company's ability to achieve the growth prospects and synergies expected from the Merger, as well as delays, challenges and expenses associated with integrating the combined company's existing businesses; negative effects of this announcement or the consummation of the proposed Merger on the market price our common stock, credit ratings and operating results; legislative, regulatory and economic developments, including changing business conditions in the industries in which we operate; the impact of disasters, acts of terrorism or global pandemics; general market conditions; and other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the United States Securities and Exchange Commission (SEC) and in other filings the Company makes with the SEC from time to time. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by law.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 27, 2020, announcing financial results for the quarter ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2020	Zyla Life Sciences

	By:	/s/ Todd N. Smith
Name: Todd N. Smith
Title: President and Chief Executive Officer